EXHIBIT 99.5
NOTICE OF GUARANTEED DELIVERY
for
CNF INC.

      This form or one substantially equivalent hereto must be used to accept the Exchange Offer of CNF Inc. (“CNF”) made pursuant to the prospectus dated                     , 2004 (the “Prospectus”), if certificates for the outstanding 6.70% Senior Debentures due 2034 of CNF (the “Old Debentures”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the “Exchange Agent”) prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debentures pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery To:     The Bank of New York, Exchange Agent

By Mail, Overnight Courier or Hand Delivery:

The Bank of New York

Corporate Trust Operation
Reorganization Unit
101 Barclay Street — 7 East
New York, NY 10286
Attention:

By Facsimile Transmission:

(for Eligible Institutions Only)

(212) 298-1915

Attention:
Reorganization Unit

Confirm by Telephone:

(212) 815-

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to CNF the principal amount of Old Debentures set forth below pursuant to the guaranteed delivery procedure described in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus.

Principal Amount of Old Debentures Tendered:*

$ Certificate Nos. (if available):

Total Principal Amount Represented by Old Debentures Certificate(s): $	If Old Debentures will be delivered by book-entry transfer to The Depository Trust Company, provide account number. Account Number

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

X

X

Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

          Must be signed by the holder(s) of Old Debentures as their name(s) appear(s) on certificates for Old Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

Name(s):

Capacity:

Address(es):

*	Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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GUARANTEE

(Not to be used for signature guarantee)

          The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm	----------------------------------------------- Authorized Signature
Address	----------------------------------------------- Title
Zip Code	Name: ----------------------------------------------- (Please Type or Print)
Area Code and Tel. No.	Dated:

NOTE:	DO NOT SEND CERTIFICATES FOR OLD DEBENTURES WITH THIS FORM. CERTIFICATES FOR OLD DEBENTURES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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